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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference of our report dated March 14, 2000, with respect to the consolidated financial statements of Schuler Homes, Inc. incorporated by reference in the Registration Statement on Form 10 of Schuler Holdings, Inc. dated March 22, 2001 for the registration of its Class A common stock.


                                            /s/ ERNST & YOUNG LLP


Honolulu, Hawaii
March 19, 2001